UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 29, 2009

CuraGen Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23223	06-1331400
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

322 East Main Street
Branford, Connecticut	06405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 203) 481-1104

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 29, 2009, CuraGen Corporation (“CuraGen”) Celldex used an Investor Presentation document in connection with the Agreement and Plan of Merger dated as of May 28, 2009 by and among Celldex Therapeutics, Inc. (“Celldex”), CuraGen, and Cottrell Merger Sub, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into CuraGen (the “Merger”), with CuraGen being the surviving corporation of the Merger and becoming a wholly-owned subsidiary of Celldex. The Investor Presentation is attached hereto as Exhibit 99.1.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed Merger, Celldex will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Celldex and CuraGen that also constitutes a prospectus of Celldex. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE SELLER AND THE MERGER. The joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed by Celldex or CuraGen with the SEC may be obtained free of charge at the SEC’s website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC (i) by contacting Celldex’s Investor Relations at (781) 433-0771 or by accessing Celldex’s investor relations website at www.celldextherapeutics.com; or (ii) by contacting CuraGen’s Investor Relations at (203) 871-4400 or by accessing CuraGen’s investor relations website at www.curagen.com. Investors and security holders are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the transaction.

The directors and executive officers of Celldex and CuraGen may be deemed to be participants in the solicitation of proxies from the holders of Celldex and CuraGen common stock in respect of the proposed Merger. Information about the directors and executive officers of Celldex and CuraGen are set forth in Celldex’s and CuraGen’s most recent Form 10-K and Form 10-K/A, which were filed with the SEC on March 5, 2009 and April 30, 2009, respectively. Investors may obtain additional information regarding the interest of Celldex and its directors and executive officers, and CuraGen and its directors and executive officers in the proposed Merger, by reading the joint proxy statement/prospectus regarding the Merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Celldex Therapeutics, Inc. Investor Presentation, May 29, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURAGEN CORPORATION

By:  /s/  Sean A Cassidy

        Name: Sean A. Cassidy

        Title: Vice President and Chief Financial Officer

Dated: May 29, 2009

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Celldex Therapeutics, Inc. Investor Presentation, May 29, 2009. (1)

(1)	Incorporated by reference to the Current Report on Form 8-K filed by Celldex Therapeutics, Inc. on May 29, 2009.